Exhibit 10.13

OPERATING AGREEMENT

By and Between

GE Capital Retail Bank

and

The Office of the Comptroller of the Currency

WHEREAS, GE Capital Retail Bank, Draper, Utah (“Bank”) is a federal savings association supervised by the Office of the Comptroller of the Currency (“OCC”);

WHEREAS, the Bank is currently wholly owned directly by GE Consumer Finance, Inc. (“Finance”), which is owned by General Electric Capital Corporation (“Holding Company”);

WHEREAS, a plan is in place for a directly owned subsidiary of Finance, known as GE Capital Retail Finance Corporation (“Retail Finance”), to directly own the Bank through a corporate restructuring known as “Project Granite”;

WHEREAS, the Bank filed with the OCC on September 21, 2012, an application under the Bank Merger Act and 12 C.F.R. § 163.22(a) to acquire approximately $6.5 billion of deposits from MetLife N.A. (“Bank Merger Act application”);

WHEREAS, the OCC approved the Bank Merger Act application on December 12, 2012 and subject to certain conditions imposed in writing, including a condition that the Bank enter into this Operating Agreement (“Agreement”) with the OCC;

WHEREAS, the Holding Company, the Immediate Parent Company, the Bank, and the OCC seek to ensure that the Bank operates in a safe and sound manner and in accordance with all applicable laws, rules and regulations;

NOW THEREFORE, it is agreed between the OCC, by and through its authorized representative, and the Bank, by and through its Board of Directors (“Board”), that the Bank shall enter into and at all times operate in compliance with the articles of this Agreement in all material respects.

ARTICLE I

JURISDICTION

(1) The Bank is a federal savings association examined by the OCC pursuant to the Home Owners’ Loan Act of 1933, as amended, 12 U.S.C. § 1461 et seq. and is a “Federal savings association” within the meaning of 12 U.S.C. § 1813(b)(2).

(2) The OCC is the “appropriate Federal banking agency” regarding the Bank pursuant to 12 U.S.C. §§ 1813(q) and 1818(b).

CONFIDENTIAL TREATMENT REQUESTED

(3) This Agreement shall be construed to be a “written agreement” within the meaning of 12 U.S.C. § 1818.

(4) This Agreement shall not be construed to be a “formal written agreement” within the meaning of 12 C.F.R. § 163.555, unless the OCC informs the Bank otherwise.

(5) This Agreement shall not be construed to be a “written agreement, order [or] capital directive” within the meaning of 12 C.F.R. § 165.4, unless the OCC informs the Bank otherwise.

ARTICLE II

THE BANK’S MINIMUM CAPITAL AND LIQUIDITY REQUIREMENTS

(1) At all times, the Bank shall continue to maintain capital (the Bank’s “Minimum Capital Requirement”) at least equal to the greater of:

(a)	the amount required in order for the Bank to have total risk-based capital of at least eleven percent, Tier 1 risk-based capital of at least seven percent, and a leverage ratio of at least six percent; or

(b)	such other higher amount as the OCC may require pursuant to the exercise of its regulatory authority under 12 U.S.C. § 1818, 12 C.F.R. Part 167, or in connection with any action on any application, notice, or other request made by the Bank.

(2) At all times, the Bank shall maintain liquidity in the form of Liquid Assets in an amount at least equal to the greater of five hundred million dollars ($500,000,000) or ninety (90) days coverage of operating expenses (the Bank’s “Minimum Liquidity Requirement”).

(3) Within thirty (30) days after the Effective Date of this Agreement, the Board shall adopt (and/or update as appropriate), implement, and maintain a system to analyze and maintain levels of capital and liquidity commensurate with the Bank’s risk profile, in conformance with OCC Bulletin 2012-16, Capital Planning – Guidance for Evaluating Capital Planning and Adequacy (June 7, 2012), the “Liquidity” booklet of the Comptroller’s Handbook (June 2012) as applicable, and any subsequent OCC guidance. The Board shall review the Bank’s capital and liquidity periodically, and at least annually for capital and quarterly for liquidity, to determine if the Bank requires additional capital or liquidity. At any time the Board determines the Bank requires capital in excess of the Minimum Capital Requirement (the Bank’s “Additional Capital Requirement”) or liquidity in excess of the Minimum Liquidity Requirement (the Bank’s “Additional Liquidity Requirement”), the Bank shall seek the assistance of the Holding Company and Immediate Parent Company as necessary and promptly raise capital and/or increase liquidity to meet the Additional Capital Requirement and/or the Additional Liquidity Requirement.

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(4) The Bank shall not declare or pay a dividend or reduce its capital unless:

(a)	the Bank is in compliance with the Minimum Capital Requirement of paragraph (1) and the Minimum Liquidity Requirement of paragraph (2) and would remain in compliance immediately following the declaration or payment of any dividend or any reduction in capital;

(b)	the Bank is in compliance with the Business Plan required under Article IV in all material respects and would remain in compliance following the dividend or capital reduction;

(c)	the Bank is in compliance with the provisions of this Agreement in all material respects and would remain in compliance following the dividend or capital reduction; and

(d)	the declaration or payment of the dividend or the reduction in capital is in compliance with 12 C.F.R. Part 163, Subpart E.

(5) If the Bank fails to maintain the level of capital required by the Minimum Capital Requirement or the level of liquidity required by the Minimum Liquidity Requirement or fails to comply with paragraph (4), then the Bank shall be deemed not in compliance with this Article, and the Bank shall take such corrective measures as the OCC may direct from among the provisions applicable to undercapitalized depository institutions under 12 U.S.C. § 1831o(e) and 12 C.F.R. Part 165. For purposes of this requirement, an action “necessary to carry out the purpose of this section” under 12 U.S.C. § 1831o(e)(5) shall include restoration of the Bank’s capital and liquidity to levels that comply with the Minimum Capital Requirement and the Minimum Liquidity Requirement, and any other action deemed advisable by the OCC to address the Bank’s capital or liquidity deficiency or the safety and soundness of its operations.

ARTICLE III

CAPITAL ASSURANCE AND LIQUIDITY MAINTENANCE AGREEMENT

(1) No later than three (3) business days after the Effective Date of this Agreement, the Bank shall execute and at all times maintain a legally enforceable Capital Assurance and Liquidity Maintenance Agreement (“CALMA”) with Holding Company and Immediate Parent Company in a form acceptable to the OCC that sets forth the Bank’s right and obligation to seek and obtain all necessary capital and liquidity support from Holding Company and Immediate Parent Company and Holding Company’s and Immediate Parent Company’s obligation to provide the Bank with such support.

(2) The terms of the CALMA at a minimum shall require Holding Company and Immediate Parent Company to provide the Bank with all financial support necessary to ensure the maintenance of capital and liquidity required under Article II of this Agreement.

(3) Notwithstanding the foregoing, it shall not be a violation of this Agreement if the CALMA terminates in accordance with Section 5(B) of the CALMA.

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(4) Upon execution of the CALMA, the Bank shall forward a copy to the OCC, along with certified copies of the resolutions adopted by the Bank’s Board, by Holding Company’s board of directors, and by Immediate Parent Company’s board of directors evidencing their respective approvals and authorizations to enter into and be bound by the CALMA.

(5) The Bank shall take all actions necessary to exercise its rights and enforce the terms of the CALMA, if and when necessary. Any Bank demand or request to Holding Company or Immediate Parent Company for compliance with the CALMA shall be in writing, and the Bank shall provide the OCC with a copy of such written demand or request within one (1) day after delivery to Holding Company or Immediate Parent Company.

(6) The Bank shall not modify, amend or terminate, nor agree or consent to a modification, amendment or termination of the CALMA without obtaining a prior written supervisory non-objection from the OCC.

ARTICLE IV

BUSINESS PLAN; NO SIGNIFICANT DEVIATION

(1) Until the Business Plan required under paragraph (2) has been submitted by the Bank for OCC review, has received a written determination of no supervisory objection (“Supervisory Non-Objection”) within 30 days of submission (provided that the OCC shall be deemed to have provided Supervisory Non-Objection if the OCC does not provide the Bank with a written determination within the stated timeframe), and is being implemented by the Bank, the Bank shall not materially change its related business, policies, or operations, other than implementation of the acquired business, implementation of Project Granite, and actions in the ordinary course of business, without providing notice and obtaining Supervisory Non-Objection of the OCC with respect to such change.

(2) Within one hundred twenty (120) days after the Effective Date of this Agreement the Bank shall submit a revised Business Plan that includes: (a) the Bank’s existing business plan and any modifications to that plan as of December 4, 2012, (b) the Bank’s plan to diversify its funding consistent with supervisory guidance, and (c) the Bank’s plan to integrate and develop the business platform acquired from MetLife Bank, to the OCC for Supervisory Non-Objection, provided, however, that Supervisory Non-Objection is deemed to be provided with respect to elements (a) and (b) above. The revised Business Plan shall meaningfully reduce the Bank’s reliance on brokered deposits and other volatile sources of funds. The revised Business Plan shall include measurable risk reduction targets and details addressing plan compliance monitoring and reporting. The revised Business Plan shall cover calendar years 2013 and 2014.

(3) Once the Bank receives the Supervisory Non-Objection from the OCC required by paragraph (2) of this Article, the Bank shall promptly adopt, implement, and thereafter adhere to the Business Plan in all material respects.

(4) Once the Business Plan is adopted, the Bank shall not make a material change to or significantly deviate from the Business Plan unless the Bank has first given the OCC at least thirty (30) days prior written notice of its intent to do so, and obtained the OCC’s prior

CONFIDENTIAL TREATMENT REQUESTED

Supervisory Non-Objection. The Bank’s request for Supervisory Non-Objection to a material change or significant deviation shall include, at a minimum, (a) an assessment of the adequacy of the Bank’s management, staffing levels, organizational structure, financial condition, capital adequacy, funding sources, management information systems, and internal controls, and (b) the Bank’s evaluation of its capability to identify, measure, monitor, and control any risks associated with the proposed significant deviation.

(5) Once the Bank receives Supervisory Non-Objection from the OCC for a material change to or significant deviation from the Business Plan, the Bank shall revise the Business Plan to reflect the change and the Bank shall implement and thereafter adhere to the revised Business Plan in all material respects. If, after receiving Supervisory Non-Objection from the OCC for a significant deviation from or change to its Business Plan, the Bank decides not to make such change, the Bank shall, within ten (10) days of its decision, provide written notice to the OCC.

(6) For purposes of this Article, significant deviations or changes that may have a material impact on the Business Plan include, but are not limited to, any significant deviations from or material changes consistent with the description provided in Appendix G (Significant Deviations After Opening) of the “Charters” booklet of the Comptroller’s Licensing Manual (February 2009).

(7) The Bank shall not operate or conduct business in a manner materially inconsistent with the most recent Business Plan that has received Supervisory Non-Objection from the OCC.

(8) The Board shall ensure that performance under the Business Plan is reviewed at least quarterly. All reports furnished to the Board for reviewing the Bank’s performance, and documentation of the Board’s reviews, shall be maintained at the Bank and be readily available to OCC personnel upon request.

(9) The Board shall ensure that the Business Plan is updated by December 31, 2013 to cover calendar year 2014. If there is no material change to the Business Plan in the update other than the updated financial projections, the Bank shall so certify to the OCC within ten (10) days of the Board’s review and update. If the Bank proposes a material change to the Business Plan in the update, the Bank shall submit the amended Business Plan to the OCC for review and Supervisory Non-Objection and shall not implement any proposed material change until it has received Supervisory Non-Objection from the OCC.

ARTICLE V

AUDIT; DIRECTORS; RISK MANAGEMENT

(1) In addition to complying with the board composition requirements of 12 C.F.R. § 163.33, within five (5) days after the Effective Date of this Agreement and at all times thereafter, at least forty percent (40%) of the members of the Bank’s Board must be independent directors. For purposes of this provision, an “independent director” is one that (a) is not an officer or employee of the Bank, (b) is not an officer, principal, managing member, or employee of the

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Holding Company or the Immediate Parent Company or any other affiliate (as defined herein), (c) is otherwise “independent of management” within the meaning of 12 C.F.R. Part 363, and (d) has not been otherwise determined by the OCC to lack sufficient independence.

(2) The Bank shall maintain an Audit Committee that shall be comprised of at least five (5) Bank directors, none of whom are officers or employees of the Bank, and all of whom are independent directors as defined in paragraph (1).

(3) The Board shall ensure that an independent audit of the Bank is performed during the first three years of operations after the date of this Agreement. The Bank shall maintain available to OCC examiners: (i) a copy of the audited financial statements and the independent public auditor’s report thereon within 120 days after the end of the Bank’s year; (ii) a copy of any other reports by the independent auditor (including any management letters) within 15 calendar days after their receipt by the Bank; and (iii) written notification within 15 days after a change in the Bank’s independent accountant.

(4) During the three years immediately following the effective date of this Agreement, at least fifteen (15) calendar days before appointing any new senior executive officer (as defined in 12 C.F.R. § 163.555) or seating any new director, the Bank shall provide prior notice to the OCC. If the OCC does not object to the notice, or request additional information regarding the notice, within fifteen (15) calendar days of OCC’s receipt of the notice, then the Bank may proceed with the action proposed in the notice. If the OCC objects to the notice or requests additional information regarding the notice within fifteen (15) days of the OCC’s receipt of the notice, the Bank shall not proceed with the action proposed in the notice until it obtains Supervisory Non-Objection from the OCC.

(5) The Bank shall maintain and adhere to its existing risk management program (including appropriate written policies and procedures) and shall ensure, on an ongoing basis, that it remains consistent with the size, complexity and geographic diversification of the Bank’s business model and corporate structure. The Bank shall, independently of the Holding Company and Immediate Parent Company, complete and maintain on an ongoing basis, a risk assessment of its relationship with, and dependence on, the Holding Company and the Immediate Parent Company, focusing on the identification, measurement, monitoring, and management of any risk factors that could potentially and negatively impact the Bank; at a minimum, the risk assessment shall consider the Holding Company’s and Immediate Parent Company’ financial condition, performance, and reputational risk under a variety of scenarios; and based on this assessment, the Bank shall take actions to ensure that appropriate corporate separateness will be maintained between the Bank and such companies, that appropriate contingency plans are maintained and encompass deposit activities and any other services or support provided by the relationship, and that any potential deterioration of such companies will not negatively impact the Bank.

CONFIDENTIAL TREATMENT REQUESTED

ARTICLE VI

TRANSACTIONS WITH AFFILIATES

(1) The Board shall ensure that all contracts, agreements, and transactions between the Bank and any affiliate, both domestic and foreign, are fair and equitable to the Bank, are in the Bank’s best interest, and are conducted in compliance with 12 U.S.C. § 1468(a), 12 U.S.C. §§ 371c and 371c-1, 12 C.F.R. Part 223 (Regulation W), other applicable federal law, and this Article.

(2) Within sixty (60) days after the Effective Date of this Agreement, the Bank shall adopt (and/or update as appropriate), implement and thereafter adhere to written policies and procedures concerning contracts, agreements, transactions, and other relationships between the Bank and any affiliate. The policies and procedures shall include measures to ensure that the Bank’s interests are independently assessed and appropriately protected and that the contracts, agreements, transactions, and relationships comply with applicable law and are on terms and conditions that are at least as favorable to the Bank as those for comparable transactions with unrelated third parties.

(3) During the three years immediately following the effective date of this Agreement, no later than thirty (30) days after each quarter-end, the Bank shall submit a report to the OCC in sufficient detail so as to demonstrate compliance with 12 U.S.C. § 1468(a), 12 U.S.C. §§ 371c and 371c-1, and Regulation W. As required by applicable law and regulation, a written list of all transactions, contracts, and agreements, and copies of any contracts and agreements, with any affiliate shall be maintained at the Bank and readily available to OCC personnel upon request.

(4) During the three years immediately following the effective date of this Agreement, at least fifteen (15) calendar days before entering into any new, material contract for services with any affiliate, the Bank shall provide prior notice to the OCC. If the OCC does not object to the notice, or request additional information regarding the notice, within fifteen (15) calendar days of OCC’s receipt of the notice, the Bank may proceed with the action proposed in the notice. If the OCC objects to the notice or requests additional information regarding the notice within fifteen (15) days of the OCC’s receipt of the notice, the Bank shall not proceed with the action proposed in the notice until it obtains Supervisory Non-Objection from the OCC.

(5) During the three years immediately following the effective date of this Agreement, the Bank shall provide written notice to the OCC at least thirty (30) days prior to entering into any new, material transaction or series of transactions with a non-U.S. affiliate unless the OCC agrees to a shorter period; and shall, prior to entering into any new, material transaction or series of transactions with a non-U.S. affiliate, and until such transaction or series of transactions is consummated or terminated, obtain and maintain current financial information on that affiliate and make that information available for examiner review at the Bank’s main office in the U.S. At a minimum, such financial information shall include an annual income statement and balance sheet no more than 18 months old, expressed in U.S. dollars, and written in English.

(6) The Bank shall submit annually to the OCC the Holding Company’s Form FR Y-6 within thirty (30) days of the date it is filed with the Federal Reserve.

CONFIDENTIAL TREATMENT REQUESTED

ARTICLE VII

FINANCIAL CONDITION MONITORING; NOTICE TO OCC

(1) The Bank shall ensure that it monitors the Holding Company, the Immediate Parent Company, and the Bank’s other affiliates sufficiently for the Bank to identify financial or other developments that could have a material adverse effect on the Bank. The Bank shall maintain and have available for examiner review current financial information on the Holding Company and the Immediate Parent Company, and the Bank’s determination regarding the financial condition of the Holding Company and the Immediate Parent Company. The Bank shall notify the OCC in writing within five (5) business days after discovery of any material change to the financial condition of the Holding Company, the Immediate Parent Company, or any other Bank affiliate that could adversely affect the ability of the Holding Company or the Immediate Parent Company to comply with its obligations under the CALMA or that could adversely affect the Bank’s ability to comply with its obligations under this Agreement. For purposes of this paragraph, “material” shall have the same meaning accorded to that term in Securities and Exchange Commission Staff Accounting Bulletin No. 99 on Materiality.

(2) The Bank shall provide written notification to the OCC within thirty (30) days of becoming aware of any person who acquires control, directly or indirectly, of ten (10) percent or more of the voting shares of either the Holding Company or the Immediate Parent Company.

(3) The Bank shall notify the OCC in writing within five (5) business days after:

(a)	The Bank discovers any material breach or violation of Articles II, III, IV, V, VI or VII of this Agreement by the Bank;

(b)	The Bank determines that a future material breach or violation of Articles II, III, IV, V, VI, or VII of this Agreement by the Bank is probable;

(c)	The Bank discovers any material breach or violation of any provision of the CALMA by the Holding Company or the Immediate Parent Company; or

(d)	The Bank determines that a future material breach or violation of any provision of the CALMA by the Holding Company or the Immediate Parent Company is probable.

ARTICLE VIII

DISPOSITION PLAN

(1) The Board shall, within five (5) business days following notice from the OCC, prepare and submit to the OCC a Disposition Plan acceptable to the OCC, if the OCC determines in writing, in its sole discretion, that:

(a)	there is a material existing or imminent breach or violation of Articles II or III of this Agreement and such breach or violation is deemed to be significant;

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(b)	there is a material existing or imminent breach or violation of Article IV of this Agreement, which has not been cured within thirty (30) days of receiving written notice of such material breach or violation from the OCC;

(c)	there is a material existing or imminent breach of the CALMA by the Bank or the Holding Company or the Immediate Parent Company and such breach or violation is deemed to be significant; or

(d)	there has been a material adverse change in the financial condition of the Holding Company or the Immediate Parent Company and the Holding Company and the Immediate Parent Company are deemed likely to be unable to fulfill their obligations under the CALMA. For purposes of this paragraph, “material” shall have the same meaning accorded to that term in Securities and Exchange Commission Staff Accounting Bulletin No. 99 on Materiality.

(2) Upon obtaining a written non-objection to the Disposition Plan from the OCC and receiving a written direction from the OCC to begin implementing such Disposition Plan, the Board shall promptly implement and thereafter adhere to the Disposition Plan, provided that such implementation is not required if the breach, violation or change arising under subsection (1)(a)-(d) that is the basis for such direction has been cured within fifteen (15) days of issuance of such direction.

(3) The Disposition Plan shall detail in writing the Board’s proposal to: (i) sell, (ii) merge, or (iii) dissolve the Bank, without loss or cost to the OCC or the Federal Deposit Insurance Corporation. In the event that the Disposition Plan submitted by the Board outlines a sale or merger of the Bank, the Disposition Plan, at a minimum, shall address the steps that will be taken to ensure that the sale or merger occurs not later than thirty (30) calendar days after the Board’s receipt of the OCC’s direction to begin implementing the Disposition Plan and the receipt of all necessary regulatory approvals. If the Disposition Plan outlines a dissolution of the Bank, the Disposition Plan shall detail the actions and steps necessary to accomplish the dissolution in conformance with 12 C.F.R §146.4 and the dates by which each step of the dissolution shall be completed, including the date by which the Bank proposes to terminate its corporate existence. In the event of dissolution, the Bank shall hold a shareholder vote pursuant to 12 C.F.R. §146.4 and commence dissolution within thirty (30) days of receiving the OCC’s direction to begin implementing the Disposition Plan.

(4) The Disposition Plan shall include provisions addressing any potential harm caused or likely to be caused to the clients, customers, and creditors of the Bank, the steps the Bank will take to mitigate such harm, and the steps the Bank will take to compensate clients, customers, and creditors for harm that is not mitigated.

(5) Failure to submit a timely Disposition Plan that is acceptable to the OCC, or failure to implement and adhere to the Disposition Plan after the Board obtains a written supervisory non-objection from the OCC, shall be deemed by the OCC to constitute a violation of this Agreement.

CONFIDENTIAL TREATMENT REQUESTED

ARTICLE IX

TERMINATION OF CREDIT EXTENSION

(1) Upon notice from the OCC, the Bank shall immediately cease to extend new or additional credit, including, but not limited to, credit that would produce any new or additional Credit Card Receivables when the OCC, in its sole discretion, has determined in writing that:

(a)	an existing or imminent material breach or violation of Article II or Article III is deemed significant, is deemed likely to pose an imminent threat to the financial condition of the Bank, and has not been cured within five (5) days of receiving written notice of such material breach or violation from the OCC;

(b)	an existing or imminent material breach or violation identified pursuant to paragraph (1) of Article VII is deemed significant, is deemed likely to pose an imminent threat to the financial condition of the Bank, and has not been cured within five (5) days of receiving written notice of such material breach or violation from the OCC;

(c)	a material adverse change in the financial condition of the Holding Company or the Immediate Parent Company is such that the Holding Company and the Immediate Parent Company are deemed likely to be unable to fulfill their obligations under the CALMA; and such change in financial condition is deemed likely to pose an imminent threat to the financial condition of the Bank and has not been remedied within five (5) days of receiving written notice from the OCC;

(d)	a Disposition Plan has been required under Article VIII and has not been adopted or implemented in a timely manner; or

(e)	the Bank is not timely meeting the terms of a Disposition Plan adopted and implemented under Article VIII.

ARTICLE X

DEFINITIONS

(1) For purposes of this Agreement, the term “Liquid Assets” shall mean: (i) unencumbered cash; (ii) deposits at insured depository institutions with a maturity of 90 days or less; (iii) United States government obligations maturing within 90 days or less; and (iv) such

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other assets as to which the Bank has obtained a written non-objection from the OCC. The term Liquid Assets shall not include any assets that are pledged in any manner, nor any assets that are not free and kept free from any lien, encumbrance, charge, right of set off, credit or preference in connection with any claim against the Bank. The term Liquid Assets shall not include any obligation of the Holding Company or Immediate Parent Company.

(2) For purposes of this Agreement, the term “Immediate Parent Company” includes Finance at any time when Finance is a direct or indirect parent of the Bank, and includes Retail Finance at any time that Retail Finance is a direct or indirect parent of the Bank.

(3) For purposes of this Agreement, the term “affiliate” is as defined in Regulation W (12 C.F.R. § 223.2).

ARTICLE XI

CONCLUDING PROVISIONS

(1) Effective Date. This Agreement shall become effective immediately upon its execution by all parties hereto (“Effective Date”).

(2) Term of Agreement. The term of this Agreement shall commence on the Effective Date and will continue unless or until (a) it is terminated in writing by the OCC, (b) the consummation of a merger, consolidation, or other business combination in which the Bank is not the resulting entity, or (c) the Bank otherwise ceases to be a Federal savings association.

(3) Amendment, Exception, Modification or Waiver. The provisions of this Agreement shall be effective upon execution by the parties hereto and its provisions shall continue in full force and effect unless or until such provisions are amended in writing by mutual consent of the parties to the Agreement or are excepted, modified, waived, or terminated in writing by the Comptroller or his duly authorized representative. The Bank may seek termination of all or any portion of this Agreement, or exceptions, modifications, or waivers of all or any portion hereof, from the OCC at any time, which relief may be granted by the OCC in its sole judgment.

(4) Extensions of Time. Any time limitations imposed by this Agreement shall begin to run from the Effective Date of this Agreement. Such time requirements may be extended in writing by the Comptroller or his duly authorized representative for good cause upon written application by the Board.

(5) Other Action. It is expressly and clearly understood that if, at any time, the Comptroller deems it appropriate in fulfilling the responsibilities placed upon him by the several laws of the United States to undertake any action affecting the Bank, nothing in this Agreement shall in any way inhibit, estop, bar, or otherwise prevent the Comptroller from so doing.

(6) Board Responsibility. In each instance in this Agreement in which the Board is required to act, the Board shall be obligated to take such measures within the scope of their authority necessary to accomplish such act, and, to the extent that such measures involve directions to management of the Bank, the Board shall be obligated to ensure that management of the Bank follows such directions.

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(7) Controlling Agreement. To the extent that any of the provisions of this Agreement conflict with the terms found in any existing agreement between the Comptroller and the Bank, the provisions of this Agreement shall control.

(8) Agreement not a Contract. This Agreement is intended, and shall be construed to be a supervisory “written agreement entered into with the agency” as contemplated by 12 U.S.C. § 1818(b)(1), and expressly does not form, and may not be construed to form, a contract binding on the OCC or the United States. Notwithstanding the absence of mutuality of obligation, or of consideration, or of a contract, the OCC may enforce any of the commitments or obligations herein undertaken by the Bank under its supervisory powers, including 12 U.S.C. § 1818(b)(1), and not as a matter of contract law. The Bank expressly acknowledges that neither it nor the OCC has any intention to enter into a contract. The Bank also expressly acknowledges that no OCC officer or employee has statutory or other authority to bind the United States, the U.S. Treasury Department, the OCC, or any other federal bank regulatory agency or entity, or any officer or employee of any of those entities to a contract affecting the OCC’s exercise of its supervisory responsibilities. The terms of this Agreement, including this paragraph, are not subject to amendment or modification by any extraneous expression, prior agreements or arrangements, or negotiations between the parties, whether oral or written.

(9) Execution in Counterparts. This Agreement may be executed in counterparts each of which shall be considered an original and all of which together shall constitute one and the same instrument.

(10) Notices. All notices, written submissions, or other correspondence required by, included in, or relating to this Agreement shall be in writing and shall be made by electronic mail or facsimile transmission, with a copy sent by overnight mail, to the following persons:

If to the OCC:	If to the Bank:
Deputy Comptroller for Large Banks	Board of Directors
Office of the Comptroller of the Currency	GE Capital Retail Bank
With a copy to: OCC Supervisory Office	170 Election Road
Draper, Utah 84020
ATTN: Kurt Grossheim

CONFIDENTIAL TREATMENT REQUESTED

IN TESTIMONY WHEREOF, the undersigned, authorized by the Comptroller, has hereunto set his hand on behalf of the Comptroller.

Vance Price	Date
Deputy Comptroller for Large Banks

CONFIDENTIAL TREATMENT REQUESTED

IN TESTIMONY WHEREOF, the undersigned, as the directors of the Bank, have hereunto set their hands on behalf of the Bank.

January 11, 2013
Margaret Keane	Date

January 11, 2013
Kurt Grossheim	Date

January 11, 2013
Brian Doubles	Date

January 11, 2013
Henry Greig	Date

January 11, 2013
Ryan Zanin	Date

January 11, 2013
Kevin Bailey	Date

January 11, 2013
Smith Hickenlooper	Date

January 11, 2013
George Sutton	Date

January 11, 2013
Jack Zimmermann	Date

January 11, 2013
Steve Courchaine	Date

January 11, 2013
Preston Jackson	Date

CONFIDENTIAL TREATMENT REQUESTED

IN TESTIMONY WHEREOF, the undersigned, as the directors of the Bank, have hereunto set their hands on behalf of the Bank.

January 11, 2013
Margaret Keane	Date

January 11, 2013
Kurt Grossheim	Date

January 11, 2013
Brian Doubles	Date

January 11, 2013
Henry Greig	Date

January 11, 2013
Ryan Zanin	Date

January 11, 2013
Kevin Bailey	Date

January 11, 2013
Smith Hickenlooper	Date

January 11, 2013
George Sutton	Date

January 11, 2013
Jack Zimmermann	Date

January 11, 2013
Steve Courchaine	Date

January 11, 2013
Preston Jackson	Date

CONFIDENTIAL TREATMENT REQUESTED

IN TESTIMONY WHEREOF, the undersigned, as the directors of the Bank, have hereunto set their hands on behalf of the Bank.

January 11, 2013
Margaret Keane	Date

January 11, 2013
Kurt Grossheim	Date

January 11, 2013
Brian Doubles	Date

January 11, 2013
Henry Greig	Date

January 11, 2013
Ryan Zanin	Date

January 11, 2013
Kevin Bailey	Date

January 11, 2013
Smith Hickenlooper	Date

January 11, 2013
George Sutton	Date

January 11, 2013
Jack Zimmermann	Date

January 11, 2013
Steve Courchaine	Date

January 11, 2013
Preston Jackson	Date

CONFIDENTIAL TREATMENT REQUESTED

IN TESTIMONY WHEREOF, the undersigned, as the directors of the Bank, have hereunto set their hands on behalf of the Bank.

January 11, 2013
Margaret Keane	Date

January 11, 2013
Kurt Grossheim	Date

January 11, 2013
Brian Doubles	Date

January 11, 2013
Henry Greig	Date

January 11, 2013
Ryan Zanin	Date

January 11, 2013
Kevin Bailey	Date

January 11, 2013
Smith Hickenlooper	Date

January 11, 2013
George Sutton	Date

January 11, 2013
Jack Zimmermann	Date

January 11, 2013
Steve Courchaine	Date

January 11, 2013
Preston Jackson	Date

CONFIDENTIAL TREATMENT REQUESTED

IN TESTIMONY WHEREOF, the undersigned, as the directors of the Bank, have hereunto set their hands on behalf of the Bank.

January 11, 2013
Margaret Keane	Date

January 11, 2013
Kurt Grossheim	Date

January 11, 2013
Brian Doubles	Date

January 11, 2013
Henry Greig	Date

January 11, 2013
Ryan Zanin	Date

January 11, 2013
Kevin Bailey	Date

January 11, 2013
Smith Hickenlooper	Date

January 11, 2013
George Sutton	Date

January 11, 2013
Jack Zimmermann	Date

January 11, 2013
Steve Courchaine	Date

January 11, 2013
Preston Jackson	Date

CONFIDENTIAL TREATMENT REQUESTED

IN TESTIMONY WHEREOF, the undersigned, as the directors of the Bank, have hereunto set their hands on behalf of the Bank.

January 11, 2013
Margaret Keane	Date

January 11, 2013
Kurt Grossheim	Date

January 11, 2013
Brian Doubles	Date

January 11, 2013
Henry Greig	Date

January 11, 2013
Ryan Zanin	Date

January 11, 2013
Kevin Bailey	Date

January 11, 2013
Smith Hickenlooper	Date

January 11, 2013
George Sutton	Date

January 11, 2013
John (Jack) Zimmermann	Date

January 11, 2013
Steve Courchaine	Date

January 11, 2013
Preston Jackson	Date

CONFIDENTIAL TREATMENT REQUESTED

IN TESTIMONY WHEREOF, the undersigned, as the directors of the Bank, have hereunto set their hands on behalf of the Bank.

January 11, 2013
Margaret Keane	Date

January 11, 2013
Kurt Grossheim	Date

January 11, 2013
Brian Doubles	Date

January 11, 2013
Henry Greig	Date

January 11, 2013
Ryan Zanin	Date

January 11, 2013
Kevin Bailey	Date

January 11, 2013
Smith Hickenlooper	Date

January 11, 2013
George Sutton	Date

January 11, 2013
Jack Zimmermann	Date

January 11, 2013
Steve Courchaine	Date

January 11, 2013
Preston Jackson	Date

CONFIDENTIAL TREATMENT REQUESTED

IN TESTIMONY WHEREOF, the undersigned, as the directors of the Bank, have hereunto set their hands on behalf of the Bank.

January 11, 2013
Margaret Keane	Date

January 11, 2013
Kurt Grossheim	Date

January 11, 2013
Brian Doubles	Date

January 11, 2013
Henry Greig	Date

January 11, 2013
Ryan Zanin	Date

January 11, 2013
Kevin Bailey	Date

January 11, 2013
Smith Hickenlooper	Date

January 11, 2013
George Sutton	Date

January 11, 2013
Jack Zimmermann	Date

January 11, 2013
Steve Courchaine	Date

January 11, 2013
Preston Jackson	Date

CONFIDENTIAL TREATMENT REQUESTED